Exhibit 99.1





                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED

                     INDEX TO COMBINED FINANCIAL STATEMENTS


                                                                           Pages

Report of Independent Registered Public Accounting Firm                        2

Combined Balance Sheets                                                        3

Combined Statements of Operations                                              4

Combined Statements of Changes in Stockholders' and Partners' Equity           5

Combined Statements of Cash Flows                                              6

Notes to Combined Financial Statements                                    7 - 15

             Report of Independent Registered Public Accounting Firm


TO THE STOCKHOLDERS AND BOARD OF DIRECTORS
OF CHINA TAILONG HOLDINGS COMPANY LIMITED AND
PACIFIC DRAGON FERTILIZERS LIMITED



We have audited the accompanying combined balance sheets of China Tailong Holdings Company Limited and Pacific Dragon Fertilizers Limited as of December 31, 2003 and 2002 and the combined statements of operations, changes in stockholders' and partners' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the management of China Tailong Holdings Company Limited and Pacific Dragon Fertilizers Limited. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial positions of China Tailong Holdings Company Limited and Pacific Dragon Fertilizers Limited as of December 31, 2003 and 2002 and the combined results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



Weinberg & Company, P.A

Boca Raton, Florida
January 17, 2005


                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED
                             COMBINED BALANCE SHEETS

                                     ASSETS

                                                            September 30,    December 31,    December 31,
                                                                 2004            2003            2002
                                                            -------------   -------------   -------------
                                                             (Unaudited)
Current Assets
Cash                                                        $      10,130   $      10,601   $         752
Accounts receivable, net of allowance for doubtful
   accounts of $48,193, $48,193 and $7,627,
   respectively                                                 7,594,856       1,977,584       1,025,938
Inventories                                                     1,782,288         983,679       2,918,270
Prepayments and other receivables                                 116,981         634,333         268,754
Amount due from a related company                                   7,833            --            19,991
Amounts due from directors                                          1,506          27,311           4,894
Receivable from joint venture partner                             899,188       2,409,639            --
                                                            -------------   -------------   -------------

Total Current Assets                                           10,412,782       6,043,147       4,238,599

Property, plant and equipment, net of accumulated
   depreciation of $196,760, $142,062 and $59,300,
   respectively                                                 1,149,878       1,256,302         133,682
                                                            -------------   -------------   -------------

                                                            $  11,562,660   $   7,299,449   $   4,372,281
                                                            =============   =============   =============

           LIABILITIES AND STOCKHOLDERS' EQUITY AND PARTNERS' CAPITAL

Current Liabilities
Current portion of installment loan                         $       3,790   $       9,639   $       9,639
Accounts payable                                                1,895,321         262,096         589,466
Accrued liabilities and other payables                            486,656         278,573          75,054
Amounts due to related companies                                   43,388         875,941         174,084
Amounts due to shareholders                                         6,820            --              --
Amounts due to directors                                          115,953            --            20,283
Amount due to a joint venture partner                                --           342,424         326,847
Loan payable to a joint venture partner                              --            59,036            --
Bank overdraft                                                       --              --           178,630
Income taxes payable                                              820,972         536,301             894
                                                            -------------   -------------   -------------

Total Current Liabilities                                       3,372,900       2,364,010       1,374,897

Loan payable to a joint venture partner                              --              --            59,036
Installment loan, net of current portion                             --              --             9,639
                                                            -------------   -------------   -------------

Total Liabilities                                               3,372,900       2,364,010       1,443,572
                                                            -------------   -------------   -------------

Commitments and Contingencies                                        --              --              --

Stockholders' Equity and Partners' Capital
Common stock; $0.1 par value; 10,000,000 shares
   authorized; 2 shares issued and outstanding
   respectively,                                                        1               1               1
Partners' capital                                                 450,575         450,575         450,575
Accumulated earnings                                            7,717,470       4,463,149       2,456,419
Accumulated other comprehensive income                             21,714          21,714          21,714
                                                            -------------   -------------   -------------

Total Stockholders' Equity and Partners' Capital                8,189,760       4,935,439       2,928,709
                                                            -------------   -------------   -------------

                                                            $  11,562,660   $   7,299,449   $   4,372,281
                                                            =============   =============   =============

The accompanying notes are an integral part of these combined financial statements.


                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED
                        COMBINED STATEMENTS OF OPERATIONS


                                          Nine months
                                            ended          Year ended       Year ended
                                        September 30,     December 31,     December 31,
                                             2004             2003             2002
                                        -------------    -------------    -------------
                                         (Unaudited)

Sales                                   $  13,007,651    $  12,179,847    $   6,411,015
Cost of goods sold                         (6,863,833)      (6,450,245)      (2,673,176)
                                        -------------    -------------    -------------

Gross profit                                6,143,818        5,729,602        3,737,839

Selling expenses                           (1,083,122)      (1,867,311)        (710,569)

Operating and administrative expenses        (297,860)        (835,715)        (553,559)
                                        -------------    -------------    -------------

Income from operations                      4,762,836        3,026,576        2,473,711
                                        -------------    -------------    -------------

Other income (expense)
Other income                                      275             --               --
Other expenses                                (36,141)            --               --
Finance costs                                  (1,022)          (3,269)          (3,111)
                                        -------------    -------------    -------------

Total other expense                           (36,888)          (3,269)          (3,111)
                                        -------------    -------------    -------------

Income before income taxes                  4,725,948        3,023,307        2,470,600

Provision for income taxes                 (1,471,627)      (1,016,577)        (792,637)
                                        -------------    -------------    -------------

Net income                              $   3,254,321    $   2,006,730    $   1,677,963
                                        =============    =============    =============


The accompanying notes are an integral part of these combined financial statements.


                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED
               COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' AND
                                PARTNERS' EQUITY




                                                                                                Accumulated
                                        Common stock                                               other
                               -----------------------------      Partners'     Accumulated    comprehensive
                                   Shares          Amount         capital        earnings          income          Total
                               -------------   -------------   -------------   -------------   -------------   -------------

Balance at January 1, 2002                 2   $           1         450,575   $     778,456          21,714   $   1,250,746

Net income for the year
   ended December 31, 2002              --              --              --         1,677,963            --         1,677,963
                               -------------   -------------   -------------   -------------   -------------   -------------

Balance at December 31, 2002               2               1         450,575       2,456,419          21,714       2,928,709

Net income for the year
   ended December 31, 2003              --              --              --         2,006,730            --         2,006,730
                               -------------   -------------   -------------   -------------   -------------   -------------

Balance at December 31, 2003               2               1         450,575       4,463,149          21,714       4,935,439

Net income for the nine
   months ended September
   30, 2004 (Unaudited)                 --              --              --         3,254,321            --         3,254,321
                               -------------   -------------   -------------   -------------   -------------   -------------

Balance at September 30,
   2004 (Unaudited)                        2   $           1         450,575   $   7,717,470          21,714   $   8,189,760
                               =============   =============   =============   =============   =============   =============



















The accompanying notes are an integral part of these combined financial statements.


                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED
                        COMBINED STATEMENTS OF CASH FLOWS


                                                          Nine months
                                                             ended          Year ended       Year ended
                                                         September 30,     December 31,     December 31,
                                                              2004             2003             2002
                                                         -------------    -------------    -------------
                                                          (Unaudited)
Cash flows from operating activities
Net income                                               $   3,254,321    $   2,006,730    $   1,677,963
Adjustment to reconcile net income to net cash
   provided by (used in) operating activities:
   Depreciation                                                 77,625           82,762           20,847
   Loss on disposal of property, plant and equipment            35,756             --               --
Changes in operating assets and liabilities:
   (Increase) decrease in:
   Accounts receivable, net                                 (5,617,272)        (951,646)        (216,803)
   Inventories                                                (798,609)       1,934,591       (1,791,600)
   Prepayments and other receivables                           517,351         (365,579)        (215,903)
   (Decrease) increase:
   Accounts payable                                          1,633,225         (327,370)         107,767
   Accrued liabilities and other payables                      208,083          203,519          (10,187)
   Income taxes payable                                        284,671          535,407          (26,255)
                                                         -------------    -------------    -------------

   Net cash (used in) provided by operating activities        (404,849)       3,118,414         (454,171)
                                                         -------------    -------------    -------------

Cash flows from investing activities
   Amounts due from directors and related companies             17,972           (2,426)            (440)
   Amounts due to directors                                    115,953          (20,283)          15,399
   Loan receivable from a joint venture partner              2,409,639       (2,409,639)            --
   Amount due from a joint venture partner                    (899,188)            --               --
   Amounts due to related companies and a joint
     venture partner                                        (1,174,977)         717,434          474,624
   Loan payable to a joint venture partner                     (59,036)            --               --
   Amounts due to shareholders                                   6,820             --               --
   Amounts due from shareholders                                     1             --               --
   Proceeds from sale of property, plant and equipment             204             --               --
   Purchase of property, plant and equipment                    (7,161)      (1,205,382)         (33,044)
                                                         -------------    -------------    -------------

Net cash provided by (used in) investing activities            410,227       (2,920,296)         456,539
                                                         -------------    -------------    -------------

Cash flows from financing activities
   (Decrease) increase in bank overdraft                          --           (178,630)         178,630
   Repayment of installment loan                                (5,849)          (9,639)            --
   Repayment of bank loans                                        --               --           (180,723)
                                                         -------------    -------------    -------------

Net cash used in financing activities                           (5,849)        (188,269)          (2,093)
                                                         -------------    -------------    -------------

Net (decrease) increase in cash                                   (471)           9,849              275

Cash, beginning of year                                         10,601              752              477
                                                         -------------    -------------    -------------

Cash, end of year                                        $      10,130    $      10,601    $         752
                                                         =============    =============    =============

Supplemental disclosure information
   Finance costs paid                                    $       1,022    $       3,269    $       3,111
                                                         =============    =============    =============

   Income taxes paid                                         1,186,955          515,753          800,849
                                                         =============    =============    =============

Non-cash transaction
   Purchase of a motor vehicle financed by an
     installment loan                                    $        --      $        --      $      19,277
                                                         =============    =============    =============

The accompanying notes are an integral part of these combined financial statements.

                     CHINA TAILONG HOLDINGS COMPANY LIMITED
                     AND PACIFIC DRAGON FERTILIZERS LIMITED
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
       AND FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)
       ------------------------------------------------------------------


1.   DESCRIPTION OF BUSINESS AND PRINCIPLESS OF COMBINATION
     ------------------------------------------------------

     China Tailong Holdings Company Limited ("China Tailong") was incorporated with limited liability on October 27, 2003 in Hong Kong. China Tailong did not commence operations until June 8, 2004, at which time it entered into an agreement to acquire a 90% equity interest in a Pacific Dragon Fertilizers Limited ("Pacific Dragon"), which was closed on October 9, 2004 (see Note 11).

     Pacific Dragon is a related entity registered in the People's Republic of China ("PRC") as a sino-foreign cooperative joint venture. According to the joint venture agreement and the business license, the tenure of operation of the Company is 15 years from May 20, 1994 to May 19, 2009. The Company is engaged in the production and sale of liquid compound fertilizers. All current operations of the Company are in the PRC.

     China Tailong and Pacific Dragon are under common control as the shareholders of China Tailong are also the owners of Pacific Dragon (see
     Note 11). Accordingly, the accompanying combined financial statements herein consist of the combined accounts of China Tailong and Pacific Dragon for the year ended December 31, 2003 and the nine months ended September 30, 2004, and those of Pacific Dragon for the year ended December 31, 2002. Intercompany amounts and balances have been eliminated in the combination.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

a.   Basis of presentation
     ---------------------

     The accompanying combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

b.   Cash and cash equivalents
     -------------------------

     Cash and cash equivalents include cash on hand, demand and time deposits with banks and liquid investments with an original maturity of three months or less. All of the Company's cash on hand and certain bank deposits are denominated in Renminbi ("RMB") and translated at the rate of US$1 to RMB8.3 (See Note 2(g)).

c.   Inventories
     -----------

     Inventories are stated at the lower of cost, as determined on a first-in, first-out basis, or net realizable value. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition.

d.   Property, plant and equipment
     -----------------------------

     Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

     ------------------------------------------

d.   Property, plant and equipment (cont'd)
     -----------------------------

     Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets: 5 to 10 years for plant and machinery; 30 years for factory building, 5 to 10 years for office equipment; and 3 to 5 years for motor vehicles.

     The carrying value of property, plant and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

e.   Revenue recognition
     -------------------

     Revenues of the Company include sales of fertilizers. Sales are recognized when the goods are delivered to the customers, customers accept delivery, and collection is reasonably assured.

f.   Income taxes
     ------------

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

g.   Foreign currency translation
     ----------------------------

     The Company maintains its books and accounting records in Renminbi ("RMB"), the PRC's currency. Translation of amounts of all items, except for the paid-up capital, from RMB to United States dollars ("US$") has been made at the single rate of exchange of US$1.00: RMB8.30. The exchange rate was consistent at this rate during the years ended December 31, 2003 and 2002. No representation is made that RMB amounts have been, or could be, converted into US$ at that rate. The paid-up capital has been translated at rate of US$1.00:RMB8.70, as specified in the joint venture agreement, resulting in a translation gain of $21,714 which has been classified as accumulated other comprehensive income in the combined financial statements.

     On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate"). This quotation of exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions required submitting a payment application form together with invoices, shipping documents and signed contracts.

     ------------------------------------------

h.   Accounts and other receivables
     ------------------------------

     Accounts and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as needed.

     The Company uses the allowance method to account for uncollectible receivable balances. Under the allowance method, if needed, an estimate of uncollectible customer balances is made based upon specific account balances that are considered uncollectible. Factors used to establish an allowance include the credit quality of the customer, whether the balance is significant and whether attempts for collection have been made by legal or other means, the amount is considered uncollectible and is written off against the allowance balance. At December 31, 2003 and 2002, accounts receivables were net of allowances of $48,193 and $7,627, respectively, and $48,193 as of September 30, 2004 (unaudited).

i.   Fair values of financial instruments
     ------------------------------------

     The Company values its financial instruments as required by SFAS No. 107, "Disclosures about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

     The Company's financial instruments primarily consist of cash, accounts receivable, related party receivables, installment loan, accounts payable and accrued expenses and short term and long-term related party borrowings.

     As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

j.   Related parties
     ---------------

     Related party transactions are disclosed in the financial statements and notes thereto. Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

k.   Use of estimates
     ----------------

     The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

3.   CONCENTRATIONS OF CREDIT RISK
     -----------------------------

     Financial instruments, which potentially expose the Company to concentrations of credit risk, consist of cash and accounts receivable at December 31, 2003. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

     As of September 30, 2004 and December 31, 2003, the Company's bank deposits were all placed with banks in the PRC where there is currently no rule or regulation in place for obligatory insurance of bank accounts.

     For the years ended December 31, 2003 and 2002, and nine-month period ended September 30, 2004 all of the Company's sales arose in the PRC. In addition, all accounts receivable as at September 30, 2004, December 2003 and 2002 also arose in the PRC.

     The largest three customers in the year 2003 accounted for approximately 11.7%, 9.6% and 7.9%, respectively of the Company's total revenues for 2003, while the largest three customers in 2002 accounted for 24.3%, 23.7% and 18.4% of the Company's total revenues for 2002. The largest three customers in the nine-month period ended September 30, 2004 accounted for approximately 7.36%, 6.89% and 5.37%, respectively of the Company's total revenues for the nine-month period ended September 30, 2004 (unaudited).

     The largest three vendors in the year 2003 accounted for approximately 37.3%, 25.3% and 22.1%, respectively of the Company's total purchases for 2003, while the largest three vendors in 2002 accounted for 58.0%, 32.6% and 8.5%, respectively of the Company's total purchases for 2002. The largest three vendors in the nine-month ended September 30, 2004 accounted for approximately 54.31%, 25.13% and 9.3% of the Company's total purchases for the nine-month ended September 30, 2004 (unaudited).


4.   INVENTORIES
     -----------
                                   September 30,    December 31,    December 31,
                                        2004            2003            2002
                                   -------------   -------------   -------------
                                    (Unaudited)

     Raw materials                 $     812,828   $     757,775   $   1,616,033
     Packing materials                   344,869          81,624       1,276,871
     Finished goods                      622,153         142,105          23,434
     Consumables                           2,438           2,175           1,932
                                   -------------   -------------   -------------

                                   $   1,782,288   $     983,679   $   2,918,270
                                   =============   =============   =============


5.   AMOUNTS DUE FROM DIRECTORS
     --------------------------

     The amounts due from directors of $27,311 and $4,894 as of December 31, 2003 and 2002, and $1,506 as of September 30, 2004 (unaudited) respectively are unsecured, non-interest bearing advances and have no fixed repayment term.


6.   RECEIVABLES FROM A JOINT VENTURE PARTNER
     ----------------------------------------

     The loan receivable from a joint venture partner, Harebing Yinlong Co. Ltd., of $2,409,639 as of December 31, 2003 was for a term of six months from December 15, 2003 to June 15, 2004. It bore interest at an annual interest rate of 1% and secured by properties owned by the joint venture partner. The loan was repaid during the period from January to August 2004.

     The loan receivable from a joint venture partner, Harebing Yinlong Co. Ltd., of $899,188 as of September 30, 2004 (unaudited) was unsecured, non-interest bearing and repayable upon demand.


7.   PROPERTY, PLANT AND EQUIPMENT
     -----------------------------

     Property, plant and equipment consists of the following:

                                      September 30,     December 31,     December 31,
                                           2004             2003             2002
                                      -------------    -------------    -------------
                                       (Unaudited)

     Plant and machinery              $   1,130,440    $   1,127,883    $      55,303
     Factory building                          --             55,781           55,781
     Office equipment                        78,140           76,642            8,539
     Motor vehicles                         138,058          138,058           73,359
                                      -------------    -------------    -------------

                                          1,346,638        1,398,364          192,982
     Less: Accumulated depreciation        (196,760)        (142,062)         (59,300)
                                      -------------    -------------    -------------

                                      $   1,149,878    $   1,256,302    $     133,682
                                      =============    =============    =============

     Depreciation expense for the years ended December 31, 2003 and 2002 was $82,762 and $20,847, respectively, and $77,625 for the nine months ended September 30, 2004 (unaudited).


8.   INSTALLMENT LOAN
     ----------------

     The installment loan was obtained for the purpose of acquiring a motor vehicle and bears interest at an annual rate of 5.49%. The loan is repayable by 24 monthly installments from January 2003 to December 2004. Each installment is $803 plus interest on the outstanding principal.


9.   AMOUNTS DUE TO SHAREHOLDERS, DIRECTORS, RELATED COMPANY AND A JOINT VENTURE
     ---------------------------------------------------------------------------
     PARTNER
     -------

     The amounts due to shareholders, directors, related company and to the joint venture partner of Pacific Dragon, Haerbing Yinlong Co. Ltd., are unsecured, non-interest bearing advances that and have no fixed repayment date.


10.  LOAN PAYABLE TO A JOINT VENTURE PARTNER
     ---------------------------------------

     The loan payable to the joint venture partner of Pacific Dragon, Haerbing Yinglong Co. Ltd. of $59,036 as of December 31, 2003 bore interest at a monthly rate of 0.53625% (see Note 13) and was secured by the Company's plant and machinery. The loan was repaid in April 2004.


11.  CAPITAL
     -------

     Pacific Dragon Fertilizers Limited
     ----------------------------------

     Pacific Dragon was a "cooperative joint venture" as defined in China's laws on foreign invested enterprises. The three venture partners were Haerbing Yinlong Co. Ltd. ("Yinlong"), a Chinese domestic company owned by Mr Chang Yu and Mr Teng Xiao Yong, Beijing Taiming Useful Technology Institute ("Taiming"), a Chinese domestic company, and Cathay-Pacific Enterprises Ltd. (CPE), a Canadian company. As of December 31, 2003 and 2002, the partners had contributed capital of $450,575.

     -------

     On June 8, 2004, China Tailong Holdings Company Limited., a private company owned by Mr Chang Yu and Mr Teng Xiao Yong and the three joint venturers of Pacific Dragon entered into a Transfer of Capital Contribution and Profit Agreement (the "Transfer Agreement"). The effect of this transaction was that CPE and Taiming ceded their interests in Pacific Dragon without consideration to China Tailong Holdings Company Limited. These venture partners never participated in the management of Pacific Dragon, received any profits or complied with the requirements of their capital contribution under the terms of the joint venture agreement. Upon closing of the Transfer Agreement on October 9, 2004, Pacific Dragon changed its status to become an "equity joint venture" as defined in the PRC's laws on foreign invested enterprises.

     Although Pacific Dragon was legally owned by three venture partners before the transfer of interest to China Tailong, in substance, it has been controlled and managed by the same owners since its establishment. As such, China Tailong and Pacific Dragon are considered to be under common control as the shareholders of China Tailong are also the shareholders of Yinlong, the remaining joint venture partner of Pacific Dragon.


     China Tailong Holdings Company Limited
     --------------------------------------

     China Tailong Holdings Company Limited ("China Tailong") was incorporated with limited liability on October 27, 2003 in Hong Kong. China Tailong was incorporated with authorized common stock of HK$10,000,000. At the time of incorporation, 2 shares of common stock of HK$1 ($1U.S.) each were issued, for cash at par, and fully paid up to form the capital base of China Tailong.


12.  INCOME TAXES
     ------------

     The Company is subject to PRC Enterprise Income Tax at a rate of 33% on the net income.

     The provision for taxes on earnings for the years ended December 31, 2003 and 2002 and the nine-month period ended September 30, 2004 consisted of:

                                    Nine months
                                       ended         Year ended      Year ended
                                   September 30,    December 31,    December 31,
                                        2004            2003            2002
                                   -------------   -------------   -------------
                                    (Unaudited)

     PRC Enterprise Income Tax         1,471,627       1,016,577         792,637
                                   =============   =============   =============


     No provision for deferred tax (benefit) has been made as no deferred tax liabilities or assets existed as of September 30, 2004, December 31, 2003 or 2002.


13.  RELATED PARTY TRANSACTIONS
     --------------------------

     During the years ended December 31, 2003 and 2002 and the nine-month period ended September 30, 2004, the Group paid the following expenses or charges to related parties:

                                                  Nine month
                                                     ended         Year ended      Year ended
                                                 September 30,    December 31,    December 31,
                                                      2004            2003            2002
                                                 -------------   -------------   -------------
                                                  (Unaudited)
     Interest expenses paid to a holding
         company (see Note 10)                   $         941   $       3,904   $       3,926
                                                 =============   =============   =============

     Rental expenses paid to a related company
         (see Note 15)                           $      70,482   $      20,843   $       8,434
                                                 =============   =============   =============


14.  CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS
     ---------------------------------------------------

     The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

     The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.


15.  LEASE COMMITMENT
     ----------------

     The Company has entered into a non-cancelable operating lease agreement for the lease of its factory and office premises from Haerbing Yinlong Co. Ltd., a related party, for a period of ten years from January 1, 2004 to December 31, 2013. The related lease commitments for the next five years and thereafter are as follows:

     Remainder 2004                                                   $   36,145
     Year 2005                                                           144,578
     Year 2006                                                           144,578
     Year 2007                                                           144,578
     Year 2008                                                           144,578
     Year 2009                                                           144,578
     Year 2010 and thereafter                                            578,314
                                                                      ----------

                                                                      $1,337,349
                                                                      ==========

16.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
     -----------------------------------------

     In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

     SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this SFAS is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers' shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

     Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this SFAS are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This SFAS shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

     In January 2003, and as revised in December 2003, the FASB issued Interpretation No. 46R, "Consolidation of Variable Interest Entities" "Interpretation No. 46R"), an interpretation of Accounting Research Bulletin ("ARB") No. 51", "Consolidated Financial Statements". Interpretation No. 46R addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through another interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entity's activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

     Interpretation No. 46R also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

     Interpretation No. 46R, applies to small business issuers no later than the end of the first reporting period that ends after December 15, 2004. This effective date includes those entities to which Interpretation No. 46 had previously been applied. However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply Interpretation No. 46 to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

     -----------------------------------------

     Interpretation No. 46R may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

     In June 2003, the FASB issued an Exposure Draft for proposed SFAS entitled "Qualifying Special Purpose Entities ("QSPE") and Isolation of Transferred Assets", an amendment of SFAS No. 140 ("The Exposure Draft"). The Exposure Draft is a proposal that is subject to change and as such, is not yet authoritative. If the proposal is enacted in its current form, it will amend and clarify SFAS 140. The Exposure Draft would prohibit an entity from being a QSPE if it enters into an agreement that obliged a transferor of financial assets, its affiliates, or its agents to deliver additional cash or other assets to fulfill the special-purposes entity's obligation to beneficial interest holders.

     The management of the Company does not expect these recent pronouncements to have a material impact on the Company's financial position or results of operations.


17.  SUBSEQUENT EVENTS
     -----------------

     In January 2005, Basic Empire Corporation ("Basic Empire"), an inactive public company with no operations incorporated under the laws of the State of Delaware, entered into a share transfer agreement with China Tailong. Pursuant to the share transfer agreement, Basic Empire acquired 100% interest in China Tailong and in exchange, the former owners of China Tailong acquired a 90% interest in Basic Empire. The business combination will be accounted for as a reverse merger and recapitalization of China Tailong, which will be deemed the accounting acquirer.